UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

Inspirato Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 17, 2025, Inspirato Incorporated (“Inspirato” or the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Exclusive Investments, LLC (“Parent”) and Boomerang Merger Sub, Inc., a wholly-owned subsidiary of Parent. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

IMPORTANT INFORMATION FOR STOCKHOLDERS

Inspirato will file with the SEC, and mail to its shareholders, a proxy statement in connection with the proposed merger. This communication is not a substitute for the proxy statement or for any other document that Inspirato may file with the SEC and send to its stockholders in connection with the merger. INSPIRATO SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by Inspirato through the website maintained by the SEC at http://www.sec.gov.

Inspirato, Parent and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed merger under the rules of the SEC. Information about the directors and executive officers of Inspirato is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 24, 2025.

This document can be obtained free of charge from the SEC website indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	No.	Description
99.1		Press Release, dated December 17, 2025.
104		Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED

Date: December 17, 2025	By:	/s/ Payam Zamani
	Name:	Payam Zamani
	Title:	President and Chief Executive Officer